UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 11, 2016
Earliest Event Date requiring this Report:  March 10, 2016
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

On March 10, 2016, Capstone Companies, Inc., a Florida corporation, (the "Company"), issued a press release announcing an upcoming webcast and conference call to discuss the operating and financial results for the fiscal quarter for the three months ended December 31, 2015 and fiscal year end 2015.  The webcast and conference call will be held on Thursday, March 24, 2016, at 10:30 a.m., Eastern Standard Time. A copy of the March 10, 2016, press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the March 24, 2016 webcast and conference call together with any such materials referenced during the webcast and conference call shall be filed as Exhibit 99.2 to Amendment Number One to this Current Report on Form 8-K, which amendment will be filed with the Commission as soon as practicable.

Item 7.01.    Regulation FD Disclosure

The Company will hold a webcast and conference call at 10:30 a.m., Eastern Standard Time, on Thursday, March 24, 2016, to discuss operating and financial results for the three months ending December 31, 2015 and for fiscal year end 2015.  Those results will be released after the close of business on Wednesday, March 23, 2016. The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1
March 10, 2016 Press Release by Capstone Companies, Inc. regarding webcast and conference call to discuss fiscal quarter results for the three months ended December 31, 2015 and fiscal year end 2015. *

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:    March 11, 2016

By: /s/ James McClinton
Chief Financial Officer